IMPAIRMENT OF LONG TERM ASSETS	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment Impairment or Disposal [Abstract]
IMPAIRMENT OF LONG TERM ASSETS
8. IMPAIRMENT OF LONG TERM ASSETS

The Company recorded impairment losses on vessels of $5.3 million, $41.6 million and nil in the years ended December 31, 2013, 2012 and 2011, respectively. The Company continually monitors events and changes in circumstances that could indicate that the carrying amounts of each of its vessels may not be recoverable.

During the first quarter of 2013, one VLCC, which was classified in the balance sheet as held for sale at December 31, 2012 and had been recorded at its estimated fair value less costs to sell based on its sale as a trading vessel, was identified as being impaired as it was believed that the vessel would have to be sold at a lower value for scrap. The loss recorded was equal to the difference between the carrying value and estimated fair value based on a sale for scrap less costs to sell. The impairment loss in 2013 is included in discontinued operations.

During the third quarter of 2012, three VLCCs were identified as being impaired. The loss recorded is equal to the difference between the carrying value and estimated fair value of the vessels. Two of the vessels were sold during the fourth quarter of 2012 and the remaining vessel was classified as held for sale at December 31, 2012. The impairment loss in 2012 is included in discontinued operations.